UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2007

APAC Customer Services, Inc.
(Exact name of registrant as specified in its charter)

Illinois	0-26786	36-2777140
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Six Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 847-374-4980

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 12, 2007,and from time to time thereafter, members of the Company’s management will meet with analysts, investors and prospective investors. A copy of the presentation to be made by the Company to such analysts, investors and prospective investors is attached hereto as Exhibit 99.1 and incorporated in this filing in its entirety.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Investor Presentation, dated September 12-19, 2007.

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the beliefs and expectations of the Company and its management, are forward- looking statements. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. The Company intends its forward-looking statements to speak only as of the date on which they were made. The Company expressly undertakes no obligation to update or revise any forward-looking statements as a result of changed assumptions, new information, future events or otherwise.

The following factors, among others, could cause the Company’s actual results to differ from historical results or those expressed or implied in the forward-looking statements: its revenue is generated from a limited number of clients and the loss of one or more significant clients could have a material adverse effect on the Company; terms of its client contracts; availability of cash flows from operations and borrowing availability under its revolving loan facility; its ability to comply with its debt covenants; its ability to effectively manage customer care center capacity and offshore growth; its ability to conduct business internationally, including managing foreign currency exchange risks; its ability to attract and retain qualified employees; and fluctuations in revenue associated with its Medicare Part D enrollment and customer care programs.

Other reasons that may cause actual results to differ from historical results or those expressed or implied in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 and its subsequent filings on Form 10-Q for the fiscal quarters ended April 1, 2007 and July 1, 2007. These filings are available on a web site maintained by the SEC at http://www.sec.gov.

The information included in Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filings made under the Securities Act of 1933, except as expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APAC Customer Services, Inc.

September 12, 2007	By:	/s/George H. Hepburn III

Name: George H. Hepburn III
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

No.	Description

99.1	Investor Presentation, dated September 12-19, 2007.